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                                                                EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation of our report, dated December 19, 1997, included in this Form 10-K in the previously filed Registration Statements of General Automation, Inc. and Subsidiaries on Forms S-8 (No. 33-433158, 33-79038, 333-37467 and 333-09483).


McGladrey and Pullen, LLP


Anaheim, California
January 9, 1998